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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 28, 2002
                                                         ----------------


                               Jarden Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                        0-21052                  35-1828377
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


555 Theodore Fremd Avenue, Rye, New York                                  10580
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events

         On October 28, 2002, we issued a press release announcing our third quarter earnings. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          (c)    Exhibits.

                 The following exhibit is filed as part of this report:

                 99.1  Press Release of the Registrant, dated October 28, 2002.*


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          * Filed herewith.


















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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 28, 2002


                                          JARDEN CORPORATION


                                      By: /s/ Ian G.H. Ashken
                                          ---------------------------
                                          Name: Ian G.H. Ashken
                                          Title: Vice Chairman, Chief Financial
                                                 Officer and Secretary